Accounts receivable	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Accounts receivable
7	Accounts receivable

	2020	2019
Current	24,022	11,007
Non-current (a)	21,993	15,110

Accounts receivable	46,015	26,117

Amounts receivable from customers relate to management and performance fees, including reimbursement of expenses, on investment funds and financial advisory services. There are no past due accounts receivable and the Group has not recorded write-offs nor allowances for uncollectible accounts receivable for the periods presented in these consolidated financial statements. For the breakdown of the accounts receivable balance per currency, please refer to note 26(d)iii.

(a)
Non-current
balances are related to management fees receivable from fund Private Equity IV in annual equal installments in December 31, 2022 and 2023. No interest is charged and the impact of the adjustment to amortized cost using the effective interest rate method at the date of initial recognition is not material.